PREPAYMENTS AND OTHER CURRENT ASSETS (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2024 CNY (¥)	Dec. 31, 2024 USD ($)	Dec. 31, 2023 CNY (¥)
PREPAYMENTS AND OTHER CURRENT ASSETS
Deferred channel and other costs (Note 4)	¥ 54,668	$ 7,489	¥ 63,235
VAT prepayments	18,060	2,474	13,916
Produced animation content	2,337	320
Prepayments of marketing expenses	2,255	309	3,099
Others	12,192	1,671	9,261
Total prepayments and other current assets	¥ 89,512	$ 12,263	¥ 89,511